UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  November 15, 2012

BIG THREE RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-169145	27-0645694
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9085 Charles E. Limpus Road, Orlando, Florida 32836
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 516-375-6649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) David A. Rapaport resigned as a director on November 15, 2012.  Mr. Rapaport stated in his resignation that he is amenable to rejoining the board at such time as we regain our status as an operating company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLA PETRELLA’S HOLDINGS, INC.

/s/ John V. Whitman, Jr.
John V. Whitman, Jr.
Chief Executive Officer

Novmeber 19, 2012